UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2024

CYBER APP SOLUTIONS CORP.

(Exact name of Registrant as Specified in Its Charter)

Nevada	333-254676	98-1585090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Bering Drive Suite 875
Houston, Texas		77057
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 713 400-2987

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYRB	OTC Pink Open Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported on the Current Report on Form 8-K filed on September 20, 2024 (the (“Prior Form 8-K”), Cyber App Solutions Corp., a Nevada corporation (the “Company”), entered into that certain Forbearance and Settlement Agreement (the “Forbearance Agreement”) by and between Kips Bay Select LP, a Delaware limited partnership (“Kips Bay”) and Cyber One, Ltd., a Cayman Islands limited company (“Cyber One” and together with Kips Bay, the “Holders”), pursuant to which the Holders have agreed to forbear from exercising certain of its rights and remedies available as a result of existing defaults and events of defaults, as previously disclosed, against the Company under the convertible promissory notes, dated November 21, 2023 (the “2023 Convertible Notes”) issued the Holders pursuant to the Securities Purchase Agreement, dated as of November 21, 2023.

On October 15, 2024, the Company entered into that certain Amendment to Forbearance and Settlement Agreement (the “Amendment to Forbearance Agreement”) by and between Holders. Pursuant to the Amendment to Forbearance Agreement, the Holders have agreed to shift the dates and amounts of certain cash payments due under the Forbearance Agreement and to continue to forbear from exercising certain of its rights and remedies available as a result of existing defaults and events of defaults, as previously disclosed, against the Company under the 2023 Convertible Notes in exchange for (i) 850,000 shares of Common Stock to Kips Bay (the “Kips Bay Shares”) and (ii) 850,000 shares of Common Stock to Cyber One (the “Cyber One Shares” and together with the Kips Bay Shares the “Amended Forbearance Shares”).

This description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Amendment to Forbearance Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. For more information about the terms of the Forbearance Agreement, please see the Prior Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The Amended Forbearance Shares to be issued to the Holders pursuant to the Amendment to Forbearance Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered pursuant to an exemption provided under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On October 16, 2024, the Company made available its investor presentation that the Company intends to use from time to time after October 16, 2024. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The investor presentation is also available on the Company’s website located at https://www.protongreen.com/presentation. Information on the Company’s website or any other website is not incorporated by reference in this Current Report on Form 8-K and does not constitute a part of this Current Report on Form 8-K.

On October 17, 2024, the Company sent a letter to its shareholders, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and will not be deemed to be “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The use of words such as “anticipate,” “believe,” “continue,” “could,” “endeavor,” “estimate,” “expect,” “anticipate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or “would” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. These and other risks and uncertainties are described in additional detail in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K and its other filings made with the Securities and Exchange Commission from time to time. Although the Company’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by the Company. As a result, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date on which it is made. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Forbearance and Settlement Agreement, dated as of October 15, 2024, by and between Cyber App Solutions Corp. and Kips Bay Select LP and Cyber One, Ltd.
99.1	Investor Presentation dated October 2024
99.2	Letter to Shareholders dated October 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBER APP SOLUTIONS CORP.

Date:	October 21, 2024	By:	/s/ Steven Looper
Steven Looper, Chief Executive Officer and President